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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2004


                            THE LACLEDE GROUP, INC.
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             (Exact name of registrant as specified in its charter)

          Missouri                      1-16681                  74-2976504
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

    720 Olive Street              St. Louis, Missouri               63101
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    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (314) 342-0500
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                                      NONE
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         (Former name or former address, if changed since last report)




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Item 7.           Exhibits

         Exhibit 99 - The Laclede Group, Inc. earnings news release dated January 29, 2004.

         This exhibit is furnished under Item 12 below and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 12.          Results of Operations and Financial Condition.

         On January 29, 2004, the Company issued its earnings news release announcing its results for the quarter ended December 31, 2003 attached hereto as Exhibit 99 and incorporated herein by reference. The information contained in this report, including Exhibit 99, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.



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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE LACLEDE GROUP, INC.
                                         (Registrant)

                                       By: /s/ Barry C. Cooper
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                                           Barry C. Cooper
                                           Chief Financial Officer


January 29, 2004
(Date)



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                              Index to Exhibits

Exhibit
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  99     The Laclede Group, Inc. earnings news release dated January 29, 2004.